Exhibit 32.2
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection with the Quarterly Report on Form 10-QSB for the three month period ended September 30, 2004 of Xinhua China Ltd., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Henry Jung, Chief Financial Officer and a director of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 22, 2004                           /s/ Henry Jung
                                             -----------------------------------
                                             Henry Jung, Chief Financial Officer
                                             and a Director (Principal Financial
                                             Officer)